Exhibit 10.56

January 21, 2004

CONTRACT

CONTRACT NO:	04-5954

COMMODITY OR SERVICE:	PRESSURE GLASS SPHERES

PERIOD OF CONTRACT:	January 22, 2004 through January 21, 2005 [with the option of five one-year renewal periods]

This Agreement is entered into between the University of Wisconsin-Madison (hereinafter called University) and BENTHOS, INC.

Whereas the University issued a Request for Proposal (RFP) dated November 25, 2003, and

Whereas the University wishes to award a contract pursuant to the process; and

Whereas BENTHOS, INC. wishes to provide product and services requested in the RFP;

NOW, THERFORE, in consideration of the mutual promises, covenants, and agreements hereinafter set forth, BENTHOS, INC. and the University do hereby agree as follows:

1.	BENTHOS, INC. agrees to supply such pressure glass spheres in accordance with the terms, conditions, and specification of the RFP, including Appendices, Addendum and e-mail clarifications, and BENTHOS, INC.’s response, signed and dated December 15, 2003. The RFP and Response are incorporated and made a part of this contract.

2.	BENTHOS, INC. also agrees to the University’s terms and conditions of the RFP 04-5954, which is incorporated and made a part of this contract.

3.	The parties further wish to clarify the following:

The University can purchase the spheres as follows:

a.	Cost of Sphere	$513.00
	Packaged with BENTHOS, INC box and peanuts	$0.00
	Shipping	$14.38

	FOB: Destination – UW Madison	$527.38

b.	Cost of Sphere	$513.00
	Packaged with styrofoam molding	$70.00
	Shipping	$14.38

	FOB: Destination – UW Madison	$597.38

c.	All spheres purchased by collaborating institutions will be delivered FOB BENTHOS, INC. and delivered duty unpaid.

d.	The shipping of $14.38 is based on filling a container truck and shipping one lot in that method. If there is an expedite fee, or change in the shipping method, that charge can be added to the price of each sphere if it is greater than $14.38.

4.	In the event of any inconsistency in this Contract, the inconsistency shall be resolved in the following order of precedence:

•	The specific terms and conditions stated herein.

•	The terms and conditions of RFP 04-5954 Dated November 25, 2003 including all Appendices, Addendum and e-mail clarifications.

•	The terms and conditions of BENTHOS, INC. response to the RFP signed and dated December 15, 2003.

5.	This Agreement may be amended only by written agreement of the parties.

FOR: UNIVERSITY OF WISCONSIN-MADISON	FOR:	BENTHOS, INC.
49 EDGERTON DR.
NORTH FALMOUTH, MA 02556

/s/ Mike Hardiman by Illegible	BY:	/s/ Francis E. Dunne
Mike Hardiman

Director, Purchasing Services	TITLE: Vice President
Title

DATE: 1/22/04	DATE: 1/22/04

NOTE: For administration of this contract, please contact:

Gail Movrich
Name

Purchasing Agent
Title

608-262-1323
Phone